Exhibit 10.12

[GRAPHIC]	555 Long Wharf Drive, 11th Floor New Haven, CT 06511 Phone (203) 401-3330 Fax (203) 401-3333

December 19, 2003

Bayer Corporation

400 Morgan Lane

West Haven, CT 06516-4175

ATTN: Legal Department

RE:	Amendment to Pharmacogenomics Agreement dated January 12, 2001

Gentlemen:

Reference is hereby made to the Pharmacogenomics Agreement dated January 12, 2001 between Bayer Corporation and CuraGen Corporation, as amended to date (as so amended, the “Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Set-up Phase of the Agreement has been successfully completed and the Production Phase has commenced as of August 15, 2002; and

WHEREAS, Bayer wishes to reduce the minimum number of Predictive Toxicogenomic Screens specified in Appendix B from [*****], which will increase the unit costs to CuraGen of providing such pharmacogenomic services; and

WHEREAS, the minimum financial obligation specified in section 5.00(c), which translates into [****************

*************************************], does not change; and

WHEREAS, the decrease in spending on predictive Toxicogenomic Screen will be made up by additional Pharmacogenomic activities including the use for target validation.

Certain confidential information contained in this Exhibit, marked by brackets and asterisks, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

WHEREAS, the parties desire to amend the Agreement effective as of January 1, 2003 to reflect the foregoing.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

The following amendments are to be incorporated into Appendix B:

1. Instead of a per screen price of [*****] in the Unit Price Section for Predictive Toxicogenomic Screens, the pricing will now be based on two portions:

1.1 [**************************************************************************************************

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1.2 [**************************************************************************************************

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2. The minimum level of all pharmacogenomic services in aggregate is [**********] per full year of the Production Phase Term. No minimum level for the Predictive Toxicogenomics Screen is specified.

3. SNP Analysis Pricing: Due to the large variation in the number of exons per gene, the unit pricing for SNP Analysis is understood to analyze the SNPs across [*****] exons.

4. Miscellaneous: Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

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Certain confidential information contained in this Exhibit, marked by brackets and asterisks, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

If the foregoing accurately sets forth our understanding, please so signify by signing and returning a duplicate copy of this letter, whereupon this letter agreement shall take effect as an amendment to the Agreement.

Very truly yours,

CuraGen Corporation

By:	/s/ Christopher K. McLeod

Name: Christopher K. McLeod
Title: Executive Vice President

ACCEPTED AND AGREED:

Bayer AG

By:	/s/ Dr. Karlsson

Name: Dr. Karlsson
Title: PH-R Head

By:	/s/ Dr. van den Kerckhoff

Name: Dr. van den Kerckhoff
Title: Patents and Licensing

Certain confidential information contained in this Exhibit, marked by brackets and asterisks, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.